UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2012

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On January 13, 2012, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported 2011 fourth quarter net income of $3.7 billion, or $0.90 per share, compared with net income of $4.8 billion, or $1.12 per share, in the fourth quarter of 2010. A copy of the 2011 fourth quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.

Each of the Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2010 (as revised by a Current Report on Form 8-K dated November 4, 2011), and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011), June 30, 2011 (as revised by a Current Report on Form 8-K dated November 4, 2011), and September 30, 2011, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges
12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements
99.1	JPMorgan Chase & Co. Earnings Release – Fourth Quarter 2011 Results
99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement – Fourth Quarter 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Shannon S. Warren
Shannon S. Warren

Managing Director and Corporate Controller [Principal Accounting Officer]

Dated: January 13, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release – Fourth Quarter 2011 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement – Fourth Quarter 2011

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